Exhibit 99.1

ALCO STORES, INC.

TIME BASED INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”), is made and entered into as of the 16th day of June, 2014 (the “Granting Date”), by and between ALCO Stores, Inc., a Kansas corporation (the “Company”), and Ricardo A. Clemente (the “Optionee”).

WITNESSETH:

WHEREAS, on June 27, 2012, the Company adopted the Company’s 2012 Equity Incentive Plan (the “Plan”) pursuant to which the Company may grant from time to time, on or prior to June 27, 2022, options to purchase shares of common stock of the Company (the “Common Stock”), to employees or Consultants (as that term is defined in Section 2.10 of the Plan) of the Company or of any of its subsidiary corporations, such options to be granted to such of the persons who are eligible to receive options under the Plan in such amounts and under such form of agreement as shall be determined by the compensation committee of the Company’s Board of Directors (“Compensation Committee”) pursuant to the Plan;

WHEREAS, the Compensation Committee has determined that the Optionee is an eligible employee or Consultant of the Company or of one of its subsidiary corporations within the meaning of the Plan and that the Optionee shall be granted an option to purchase shares of Common Stock on the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration paid by the Optionee to the Company, the parties hereto do hereby agree as follows:

1.                                      Incorporation of Plan.  All provisions of this Agreement and the rights of the Optionee hereunder are subject in all respects to the provisions of the Plan and the powers of the Compensation Committee and Board of Directors of the Company therein provided. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option (as hereinafter defined) subject to all of the terms and provisions of the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors and Compensation Committee of the Company upon any questions arising under the Plan or this Agreement.

2.                                      Grant of Option.  Pursuant to the authorization of the Compensation Committee, and subject to the terms, conditions and provisions contained in the Plan and this Agreement, the Company hereby grants to the Optionee as a matter of separate inducement and agreement in connection with his or her employment and/or engagement with the Company or one of its subsidiaries, but not in lieu of any salary or other compensation for his or her services, the right and option (the “Option”) to purchase from the Company, at the times and on the terms and conditions hereinafter set forth, all or part of an aggregate of Ten Thousand (10,000) shares of Common Stock at the purchase price of $8.31 per share.  Exercises of this Option may be honored by issuing authorized and unissued shares of Common Stock or, at the election of the Company, by transferring shares of Common Stock which may at the time be held by the Company as treasury shares.

3.                                      Terms of Option.  The Option granted hereunder shall be exercisable from time to time by the Optionee by the giving of written notice of exercise to the Company in advance of an exercise date hereinafter set forth, specifying the number of shares to be purchased, and by payment of the purchase price therefore by either (i) cash or certified or cashier’s bank check to the order of the Company, or (ii) shares of stock of the Company having a fair market value equal to the purchase price on the exercise date, subject, however, to the following restrictions:

(a)                                 The Option shall be exercisable within a ten (10) year period beginning on the Granting Date and only in the following maximum amounts:  (i) none until the expiration of one (1) year from Granting Date  (the waiting period); (ii) 25% of all shares after one (1) year from Granting Date; (iii) 50% of all shares after two (2) years from Granting Date; (iv) 75% of all shares after three (3) years from Granting Date; (v) 100% of all shares after four (4) years from Granting Date.  This Option shall expire ten (10) years after the Granting Date.  To the extent that the Optionee does not purchase part or all of the shares of Common Stock to which he is entitled, this Option shall expire as to such unpurchased shares.

(b)                                 Notwithstanding the provisions of subparagraph (a) of paragraph 3 of this Agreement, in the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of the acquisition by another corporation of all or substantially all of the assets of the Company and if such surviving, continuing, successor or purchasing corporation does not agree to assume or replace the Option granted hereunder in accordance with paragraph 8 of this Agreement, or in the event of the liquidation or dissolution of the Company, the Option granted hereunder shall become immediately exercisable to the extent of all of the aggregate number of shares subject to this Option for a period commencing thirty (30) days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition of all or substantially all of the assets of the Company, or the liquidation or dissolution of the Company.

(c)                                  Notwithstanding the provisions of subparagraph (a) of paragraph 3 of this Agreement, in the event of a Change of Control of the Company, the Option granted hereunder shall become immediately exercisable to the extent of all of the aggregate number of shares subject to this Option.  In the event of a Change of Control, the Company shall notify the Optionee as soon as practicable of the Optionee’s rights hereunder.  For purposes of this subparagraph (c), a “Change of Control” shall have the meaning set forth in Section 2.7 of the Plan.

(d)                                 The Option shall be exercisable in the manner set forth above, during the lifetime of the Optionee only by him or her and may not be exercisable by Optionee unless at the time of exercise he or she is a full-time employee or Consultant of the Company or of one of its subsidiary corporations and shall have been continuously so employed or engaged as a Consultant since the Granting Date, or, if the Optionee’s employment and/or engagement with the Company or any of its subsidiary corporations shall have terminated the Option shall be exercisable only if exercised prior to the expiration of thirty (30) days after the date of such termination or prior to ten (10) years after the Granting Date, whichever shall first occur (the “Expiration Date”), and (except as otherwise provided by subparagraph (b) and subparagraph (c) of this paragraph 3) only to the extent that the Optionee was entitled to exercise the Option prior to the date of such termination.

(e)                                  The Option shall be exercisable after the death of the Optionee only if the Optionee shall at the time of his or her death have been an employee and/or a Consultant of the Company and shall have been continuously employed and/or engaged as a Consultant since the Granting Date, and then (i) only by or on behalf of such person or persons to whom the Optionee’s rights under the Option shall have been passed by the Optionee’s will or by the laws of descent and distribution, (ii) (except as otherwise provided by subparagraph (b) and subparagraph (c) of this paragraph 3) only to the extent that the Optionee was entitled to exercise said Option prior to the date of his or her death, and (iii) only if said Option is exercised prior to the expiration of twelve (12) months after the date of the Optionee’s death or prior to ten (10) years after the Granting Date, whichever shall first occur.

(f)                                   In the event the job classification and/or duties of the Optionee shall be changed and such change shall, in the opinion of the Compensation Committee, reflect a lower job classification and/or a reduction in responsibility or duties of the Optionee, the Company shall have the right, exercisable by written notice to the Optionee, within ninety (90) days after such notice, to terminate this Option as to any and all unpurchased shares.

4.                                      Forfeiture of Option Gain.

(a)                                 In the event that Optionee (1) breaches any provision of this Agreement; (2) breaches any provision of any agreement entered into by Optionee and the Company (an “Employment Agreement”); (3) is terminated for cause by the Company under the terms of any Employment Agreement or his or her engagement by the Company as a Consultant is terminated for cause; (4) accepts employment with or serves as a Consultant, advisor or in any other capacity to any employer that is in competition with or acting against the interests of the Company, including but not limited to employing or recruiting any present, former or future employee of the Company; (5) engages in any activity in competition with any activity of the Company, or in any activity that is contrary or harmful to the interests of the Company; or (6) discloses or misuses any confidential information or material concerning the Company, within twelve (12) months of Optionee exercising all or any part of the Option (a “Forfeiture Event”), then Optionee shall forfeit the Option Gain (hereinafter defined) and submit payment to the Company in the amount of the Option Gain within thirty (30) days of the Forfeiture Event. For purposes of this Section 4, “Option Gain” is defined as the gain represented by the mean market price of the Common Stock on the date of the exercise of any or all of the Option over the exercise price, multiplied by the number of shares Optionee purchased in the exercise of any or all of the Option, without regard to any subsequent market price decrease or increase.

(b)                                 In the event that Optionee does not pay the Company the Option Gain within thirty (30) days of the Forfeiture Event, the Company, in addition to any other remedies that the Company may have under this Agreement or applicable law, may deduct from any amounts the Company may owe to the Optionee (including, but not limited to, amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay under an Employment Agreement), the amount that Optionee owes the Company for Option Gain under this Section 4.

(c)                                  Optionee may be released from the obligations under this Section 4 only if the Company’s Compensation Committee of the Board of Directors determines in its sole discretion that such release is in the best interests of the Company.

5.                                      No Special Employment/Engagement Rights.  Nothing contained in the Plan or in any option granted under the Plan shall confer upon the Optionee any right with respect to the continuation of his or her employment or engagement as a Consultant by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement or other agreement to the contrary, at any time to terminate such employment and/or engagement or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an option.  Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment and/or engagement as a Consultant shall be determined by the Board of Directors at the time.

6.                                      Nonassignability.  Except as otherwise herein provided, the Option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option herein granted, or of any right or privilege conferred hereby, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, contrary to the provisions hereof, this Option and the rights and privileges conferred hereby shall immediately become null and void.

7.                                      Adjustments for Stock Dividends, Splits, etc.  In the event that, prior to the delivery to the Optionee by the Company of all the shares of the Common Stock in respect of which this Option is hereby granted, the Company shall have effected any stock dividend, stock split, recapitalization, combination or reclassification of shares or other similar transaction, then to the extent necessary to prevent dilution or enlargement of the Optionee’s rights hereunder:

(a)                                 in the event that a new increase shall have been effected in the number of outstanding shares of Common Stock, the number of shares remaining subject to this Option shall be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and

(b)                                 in the event that a new reduction shall have been effected in the number of outstanding shares of Common Stock, the number of shares remaining subject to this Option shall be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

8.                                      Adjustments for Mergers, Reorganizations, etc.  Subject to paragraph 3(b) of this Agreement, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Company shall have power to make arrangements which shall be binding upon the Optionee for the substitution of a new Option for this Option, or for the assumption of this Option, provided that such arrangements shall meet the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such similar provisions of the Code as may then be in effect.

9.                                      Rights of Optionee.  The Optionee shall not be, nor shall he have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option unless and until certificates representing such shares shall have been issued and delivered; except that the Company shall supply the Optionee with all financial information and other reports which the Company furnished its stockholders during the Option period.

10.                               Compliance with Other Laws and Regulations.  The Option and the obligation of the Company to sell and deliver Common Stock under the Option, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any government or regulatory agency as may be required.  The Company shall not be required to issue or deliver any certificates for Common Stock under the Option prior to the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

11.                               Taxation.

(a)                                 This Option is intended to be an incentive stock option as defined in Section 422 of the Code. The Optionee acknowledges that if Optionee determines to exercise its Option in a cashless net exercise as provided in Section 16 of the Plan, then  Optionee’s stock options may be determined to be nonqualified stock options, instead of incentive stock options, by the Internal Revenue Service and this may result in negative tax consequences.

(b)                                 Optionee acknowledges that to the extent the Option exceeds the $100,000 limitation described in Section 422(d) of the Code, the Option shall be treated as a non-qualified stock option, instead of an incentive stock option.

(c)                                  Optionee acknowledges that the Company has advised that Optionee consult a tax advisor before exercising the Option under this Agreement.

12.                               Waiver.  Any term or condition of this Agreement may be waived in writing at any time by the party entitled to enforce the same; provided, however, that no delay or failure on the part of any party in enforcing any term or condition of this Agreement, or in exercising any right hereunder, will constitute a waiver by such party of its right to enforce fully the same or any other term or condition at any time thereafter.

13.                               Notice.  Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its secretary at its offices at 751 Freeport Parkway, Coppell, TX  75019, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee’s signature hereto.  Either party hereto may from time to time change the address to which notices are to be sent to such party by giving written notice of such change to the other party.  Any notice hereunder shall be deemed to have been duly given if and when addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office regularly maintained by the United States Government.

14.                               Binding Effect.  This Agreement shall bind, and, except as specifically provided herein, shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

15.                               Governing Law.  This Agreement and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Kansas.

16.                               Entire Agreement; Amendment.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior representations, understandings, or agreements by or between the parties.  This Agreement shall not be modified or amended except by a written instrument duly executed by each of the parties hereto.

17.                               Counterparts.  This Agreement may be executed in multiple counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.  The signatures of all of the parties need not appear on any single counterpart, and delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.  This Agreement is effective upon delivery of one executed counterpart from each party to the other parties.  In proving this Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, and the Optionee has hereunto set his or her hand as of the day and year first above written.

COMPANY

ALCO Stores, Inc.

(CORPORATE SEAL)	By:	/s/ Richard E. Wilson
Printed Name: Richard E. Wilson
Title: President and Chief Executive Officer

OPTIONEE

	By:	/s/ Ricardo A. Clemente
Printed Name: Ricardo A. Clemente
Address: 751 Freeport Parkway, Coppell, TX 75019
SS NO.: XXX-XX-XXXX